Liquidity and Capital Resources	6 Months Ended
Dec. 31, 2025
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Liquidity and Capital Resources

Note 2. Liquidity and Capital Resources

As of December 31, 2025, the Company had $44,976,127 in cash and cash equivalents, $149,885,332 in restricted cash and working capital of $194,767,844. Restricted cash primarily relates to collateral requirements under the Company’s convertible notes and written Bitcoin put option contracts.

For the period from June 17, 2025 (inception) through December 31, 2025, the Company reported a net loss of $28,975,504. This net loss was primarily driven by factors that are inherently volatile and subject to market conditions, including:

●	Realized and unrealized losses related to Bitcoin holdings due to fluctuations in the market price of Bitcoin;
●	General and administrative expenses associated with the business combination and operating as a public company.

Because digital assets and derivative instruments are measured at fair value, the Company’s results of operations may fluctuate significantly from period to period, as discussed further in Note 11.

On December 5, 2025, the Company completed the Business Combination and issued convertible notes in the aggregate principal amount of $235,000,000 for an aggregate purchase price equal to 97% of the aggregate principal amount of the convertible notes (See Note 8).

Based on the cash and cash equivalents balance of $44,976,127, and the Company’s Bitcoin holdings, the Company has determined that the Company’s sources of liquidity will be sufficient to meet the Company’s needs for the one-year period from the issuance of the consolidated financial statements.